SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 1, 1999
                                                         ---------------

                           Sensory Science Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                       2-331855                    86-0492122
---------------                  ------------             ----------------------
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)             Identification Number)
 incorporation)


               7835 East McClain Drive, Scottsdale, Arizona, 85260
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (602) 998-3400
                                                           ---------------

                                 Go-Video, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     Effective March 1, 1999, the company filed a Certificate of Amendment with the Secretary of State of Delaware to amend its Certificate of Incorporation to change its name to Sensory Science Corporation. The stockholders approved the name change at the Annual Meeting held on August 20, 1998. Stockholders are not required to exchange their certificates and the company's stock will continue to be traded on the American Stock Exchange under the symbol VCR.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          Exhibit
          Number              Description                               Page
          ------              -----------                               ----

           3.1     Certificate of Amendment of the                        3
                   Certificate of Incorporation of Go-Video, Inc.,

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SENSORY SCIENCE CORPORATION



Dated: March 1, 1999             /s/ Douglas P. Klein
                                 -----------------------------------------------
                                 Douglas P. Klein
                                 Senior Vice President, Chief Financial Officer,
                                 Secretary and Treasurer